ZALICUS INC.

EQUITY DISTRIBUTION AGREEMENT

June19, 2012

Wedbush Securities Inc. One Bush Street, Suite 1700 San Francisco, California 94104

Ladies and Gentlemen:

     1. Introductory. Zalicus Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell through or to Wedbush Securities Inc., as sales agent or principal (“Wedbush”), on the terms and subject to the conditions of this Equity Distribution Agreement (this “Agreement”), shares of its authorized but unissued common stock, par value $0.001 per share, having an aggregate gross sales price of up to $15 million (the “Shares”). The shares of common stock, par value $0.001 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock”.

     The Company and Wedbush hereby confirm their agreement with respect to the issuance and sale of the Shares as follows:

     2. Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-166116) under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations of the Commission thereunder, and such amendments thereto (including post-effective amendments) as may be required prior to the date of this Agreement. Such registration statement, as amended (including any post-effective amendments), has been declared effective by the Commission. The registration statement as of its most recent effective date, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Act, is hereinafter referred to as the “Registration Statement”, and the related base prospectus dated April 16, 2010 and filed as part of the Registration Statement, together with any amendments or supplements thereto as of the most recent effective date of the Registration Statement, is hereinafter referred to as the “Basic Prospectus.” “Prospectus Supplement” means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof, in the form furnished by the Company to Wedbush in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus” means the Basic Prospectus, as supplemented by the Prospectus Supplement and the most recent Interim Prospectus Supplement (as defined in Section 7(c) below), if any. For purposes of this Agreement, (i) “free writing prospectus” has the meaning set forth in Rule 405 under the Act and (ii) “Permitted Free Writing Prospectuses” means the documents listed on Schedule I hereto. As used herein, the terms “Registration Statement”, “Basic Prospectus”, “Prospectus Supplement”, “Interim Prospectus Supplement” and “Prospectus” shall include the documents, if any, incorporated by reference therein. The terms “supplement”, “amendment”, and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein (the “Incorporated Documents”).

     3. Sale of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and Wedbush agree that the Company may from time to time seek to sell Shares through Wedbush, acting as sales agent, or directly to Wedbush, acting as principal, as follows:

(a) The Company may submit its orders to Wedbush by telephone (including any price, time or size limits or other customary parameters or conditions) to sell Shares on any Trading Day (as defined herein) which order shall be confirmed by Wedbush (and accepted by the Company) by electronic mail using a form substantially similar to that attached hereto as Exhibit A. As used herein, “Trading Day” shall mean any trading day on the NASDAQ Global Market (the “Exchange”), other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time.

(b) Subject to the terms and conditions hereof, Wedbush shall use its commercially reasonable efforts to execute any Company order submitted to it hereunder to sell Shares and with respect to which Wedbush has agreed to act as sales agent. The Company acknowledges and agrees that (i) there can be no assurance that Wedbush will be successful in selling the Shares, (ii) Wedbush will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason and (iii) Wedbush shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by Wedbush and the Company.

(c) Wedbush hereby covenants and agrees not to make any sales of the Shares on behalf of the Company other than as permitted by the terms of this Agreement.

(d) The Company shall not authorize the issuance and sale of, and Wedbush shall not sell as sales agent, any Share at a price lower than the minimum price therefor designated by the Company pursuant to Section 3(a) above. In addition, Wedbush or the Company may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares with respect to which Wedbush is acting as sales agent; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(e) If acting as sales agent hereunder, Wedbush shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the Exchange each day in which Shares are sold under this Agreement setting forth (i) the amount of Shares sold on such day, (ii) the gross offering proceeds received from such sale and (iii) the commission payable by the Company to Wedbush with respect to such sales.

(f) At each Time of Sale (as defined below), Settlement Date (as defined below) and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of Wedbush to use its commercially reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 9 of this Agreement.

(g) Notwithstanding any other provision of this Agreement, the Company and Wedbush agree that no sales of Shares shall take place, the Company shall not request the sales of any Shares that would be sold and Wedbush shall not be obligated to sell or offer to sell, during any period in which the Company’s insider trading policy, as it exists on the date of this Agreement, would prohibit the purchase or sale of Common Stock by persons subject to such policy, or during any other period in which the Company is in possession of material non-public information.

4. Fees and Expense Reimbursement.

(a) The compensation to Wedbush for sales of the Shares with respect to which Wedbush acts as sales agent hereunder shall be equal to 2.0% of the gross offering proceeds of the Shares sold pursuant to this Agreement. The Company may sell Shares to Wedbush as principal at a price agreed upon at the relevant Time of Sale.

(b) The Company shall from time to time on demand reimburse Wedbush for its reasonable documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel for Wedbush, incurred by Wedbush prior to the execution and delivery of this Agreement in connection with the transactions and other matters contemplated hereunder in an amount not to exceed $20,000 in the aggregate. Additionally, after the execution and delivery of this Agreement, the Company will reimburse Wedbush on demand for its reasonable documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel for Wedbush, related to the maintenance, due diligence expenses and other reasonable out-of-pocket expenses associated herewith up to $10,000 per calendar quarter. Notwithstanding the foregoing, in no event shall the Company be liable for any such reimbursable expenses pursuant to this paragraph (b) in excess of $150,000 in the aggregate.

(c) In no event shall the total compensation payable to Wedbush hereunder (including any reimbursement of reasonable out-of-pocket expenses) exceed 8% of the aggregate gross proceeds expected to be received by the Company from the sale of Shares hereunder.

5. Delivery and Payment.

(a) Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through or to Wedbush for settlement on such date shall be issued and delivered by the Company to Wedbush or as Wedbush may otherwise direct against payment of the net proceeds from the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent (i) to Wedbush’s or its designee’s account (provided Wedbush shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company

(“DTC”), (ii) through credit to the purchaser’s balance account with DTC through its Deposit Withdrawal Agent Commission system (provided Wedbush shall have given the Company written notice of account information prior to the Settlement Date), or (iii) by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (i) hold Wedbush harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay Wedbush any commission, discount or other compensation to which it would otherwise be entitled absent such default.

     6. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, Wedbush that:

(a) Effectiveness of Registration Statement. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

(b) Compliance with Act Requirements. (i) (A) At the respective times the Registration Statement and each amendment thereto became effective, (B) at each deemed effective date with respect to Wedbush pursuant to Rule 430B(f)(2) under the Act (each, a “Deemed Effective Time”), (C) as of each time Shares are sold pursuant to this Agreement (each, a “Time of Sale”), (D) at each Settlement Date and (E) at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares (the “Delivery Period”), the Registration Statement complied and will comply in all material respects with the requirements of the Act and the rules and regulations under the Act; (ii) the Basic Prospectus complied at the time it was filed with the Commission, complies as of the date hereof and, as of each Time of Sale and at all times during the Delivery Period, will comply in all material respects with the rules and regulations under the Act; (iii) each of the Prospectus Supplement, any Interim Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, as of each Time of Sale, as of each Settlement Date and at all times during the Delivery Period, in all material respects with the rules and regulations under the Act and (iv) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(c) Absence of Material Misstatements and Omissions. (i) As of the date hereof, at the respective times the Registration Statement and each amendment thereto became effective and at each Deemed Effective Time, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of each Time of Sale, the Prospectus (as amended and supplemented at such Time of Sale) and any Permitted Free Writing Prospectus, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of its date, the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) at any Settlement Date, the Prospectus (as amended and supplemented at such Settlement Date) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements in or omissions from any such document based upon written information furnished to the Company by Wedbush, if any, specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 9(b) hereof.

(d) Free Writing Prospectuses. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Act has been, or will be, filed with the Commission in accordance with the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies Wedbush, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. Except for the Permitted Free Writing Prospectuses, if any, each furnished to Wedbush before first use, the Company has not prepared, used or referred to, and will not, without Wedbush’s prior consent, prepare, use or refer to, any free writing prospectus.

(e) Not an “Ineligible Issuer”. (A) (i) At the time of filing the Registration Statement and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company was not an “ineligible issuer” as defined in Rule 405 of the Act; and (B) (i) at the time of filing of the Registration Statement, (ii) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares and (iii) at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Act.

(f) Shelf Registration Statement. The date of this Agreement is not more than three years subsequent to the initial effective date of the Registration Statement.

(g) Good Standing of the Company and Its Subsidiaries. The Company and each subsidiary of the Company listed on Schedule II attached hereto (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly incorporated and is existing and in good standing under the laws of their respective jurisdictions of organization, with power and authority (corporate and other) to own its respective properties and conduct its respective business as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus; and the Company and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or any Subsidiary or their respective businesses, properties, business prospects, conditions (financial or other) or results of operations, taken as a whole (such effect is referred to herein as a “Material Adverse Effect”). Except for the Subsidiaries, the Company does not own any equity interest in any other entity. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has no “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46.

(h) Exchange Act Reports. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months.

(i) Capital Stock. The Shares to be issued and sold by the Company hereunder and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Shares have been delivered and paid for in accordance with this Agreement, such Shares will have been, validly issued, fully paid and nonassessable, and such Shares will conform to the information in the General Disclosure Package and the Prospectus and to the description of such Shares contained in the General Disclosure Package and the Prospectus; the stockholders of the Company have no statutory or contractual preemptive rights with respect to the Common Stock; none of the outstanding shares of capital stock of the Company are or will have been issued in violation of any statutory or contractual preemptive rights of any security holder; and the authorized equity capitalization of the Company is as set forth in the General Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company owns all of the outstanding capital stock of each Subsidiary.

(j) No Finder’s Fee. There are no contracts, agreements or understandings between the Company and any person other than Wedbush that would give rise to a valid claim against the Company or Wedbush for a brokerage commission, finder’s fee or other like payment in connection with the offering contemplated by this Agreement.

(k) Financial Statements. The financial statements and schedules included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package present fairly the financial condition of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of the Company and its consolidated Subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved. No other financial statements or schedules of the Company are required by the Act, the Exchange Act, or the rules and regulations thereunder to be included in the Registration Statement, the Prospectus or the General Disclosure Package. Ernst & Young LLP (the “Accountant”), who has reported on the financial statements and schedules of the Company and its consolidated Subsidiaries, is an independent accountant with respect to the Company as required by the Act and the rules and regulations thereunder and Rule 3600T of the Public Company Accounting Oversight Board. The summary and selected consolidated financial and statistical data, if any, included in or incorporated by reference into the Registration Statement, the Prospectus and the General Disclosure Package present fairly the information shown therein and have been compiled on a basis consistent with the Company’s audited financial statements.

(l) Absence of Changes. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, except as set forth in or contemplated by the Registration Statement, the Prospectus and the General Disclosure Package, (i) there has not been any change in the capitalization of the Company (other than in connection with the grant, exercise or vesting of awards or options to purchase the Common Stock granted pursuant to the Company’s equity incentive plans from the shares reserved therefor), (ii) no Material Adverse Effect has occurred for any reason whatsoever, (iii) the Company has not incurred, except in the ordinary course of business as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, any material liabilities or obligations, direct or contingent, (iv) the Company has not entered into, except in the ordinary course of business as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iv) the Company has not paid or declared any dividends or other distributions of any kind on any class of its capital stock.

(m) Not An Investment Company. The Company is not, and will not become as a result of the transactions contemplated hereby, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(n) Litigation. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or its Subsidiaries or against any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

(o) Absence of Existing Defaults and Conflicts. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, each of the Company and its Subsidiaries is not (i) in violation of any provision of their respective certificates of incorporation or bylaws, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any Subsidiary or any of their respective properties, as applicable, except, with respect to clauses (ii) and (iii), any violations or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(p) Absence of Further Requirements. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, including the offering and sale of the Shares, except such as have been obtained under the Act or the rules and regulations thereunder and such as may be required under state securities or Blue Sky laws.

(q) Authorization; Absence of Defaults and Conflicts Resulting from Transaction. The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally. The performance of this Agreement and the consummation of the transactions contemplated hereby, will not (i) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or conflict with or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (A) the certificate of incorporation or bylaws of the Company, or (B) any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or any of their respective properties is bound or affected, except, in the case of clause (i)(B), any lien, breach, violation, conflict, default or acceleration that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (ii) violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any Subsidiary, except any violation or conflict that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r) Title to Property. The Company and each Subsidiary has good and marketable title to all properties and assets described in the Registration Statement, the General Disclosure Package or the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or are not material to the business of the Company. The Company and each Subsidiary has valid, subsisting and enforceable leases for the properties described in the Registration Statement, the General Disclosure Package or the Prospectus as leased by it. The Company and each Subsidiary owns or leases all such properties as are necessary to its respective operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not reasonably be expected to have a Material Adverse Effect.

(s) Off Balance Sheet Interests and Contracts. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no document, contract, permit or instrument, affiliate transaction or off-balance sheet transaction (including, without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an Exhibit to the Registration Statement that is not described or filed as required. All such contracts described in the immediately preceding sentence to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or the Subsidiary party thereto, constitute valid and binding agreements of the Company or the Subsidiary party thereto and are enforceable against and by the Company or the Subsidiary party thereto in accordance with the terms thereof.

(t) Accuracy of Statements. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by Section 9 of this Agreement to be delivered to Wedbush was or will be, when made, inaccurate, untrue or incorrect in any material respect.

(u) Offering Material; Stabilization. The Company has not distributed, and will not distribute, any offering material in connection with the offering and sale of the Shares other than the General Disclosure Package, any Permitted Free Writing Prospectus, the Prospectus, any Interim Prospectus Supplement, the Registration Statement and other materials, if any, permitted by the Act. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(v) Registration Rights. No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement or the offering of the Shares, which rights have not been waived by the holder thereof as of the date hereof.

(w) Listing. The Common Stock is registered under Section 12(b) of the Exchange Act and the Shares have been approved for listing on the NASDAQ Global Market, subject to notice of issuance.

(x) Possession of Intellectual Property. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Company and each Subsidiary owns or has adequate rights (or believes it can obtain adequate rights on reasonable terms) to use all trademarks, trademark applications, trade names, domain names, patents, patent applications, patent rights, copyrights, technology, know-how, trade secrets, service marks, trade dress rights, and other intellectual property and proprietary rights (collectively, “Intellectual Property”) and has such other licenses, approvals, permits, and governmental authorizations with respect to such Intellectual Property, in each case sufficient to conduct its business as now conducted and as now proposed to be conducted, except for the absence of rights to Intellectual Property that would not reasonably be expected to have a Material Adverse Effect, and, to the Company’s knowledge, none of the Intellectual Property of the Company or any Subsidiary is invalid or unenforceable, except where such invalidity or unenforceability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and all material patent applications of the Company and each Subsidiary have been properly filed and, to the Company’s knowledge, prosecuted in accordance with all applicable laws, (ii) the Company has no knowledge that the conduct of its business or the business of any Subsidiary, as now conducted, and as now proposed to be conducted, will infringe, misappropriate, conflict, or otherwise interfere with, the Intellectual Property of any third party which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (iii) the Company is not aware of any infringement, misappropriation, conflict or violation by Intellectual Property owned or controlled by any third party, of or with the Company or any Subsidiary’s Intellectual Property, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or other claim against the Company or any Subsidiary or, to the Company’s knowledge, any employee of the Company or any Subsidiary, asserting that the Company or any Subsidiary’s Intellectual Property infringes third party Intellectual Property, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, and (v) neither the

Company nor any Subsidiary has received any written notice of infringement with respect to any patent or any written notice challenging the validity, scope or enforceability of any Intellectual Property owned by or licensed to the Company or any Subsidiary, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary’s Intellectual Property is free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest whether imposed by agreement, contract, understanding, law or equity, which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(y) Taxes. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary has filed all federal, state, local and foreign income tax returns that have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due, except where the Company or a Subsidiary are contesting such matters in good faith and have established appropriate reserves therefore in accordance with generally accepted accounting principles or where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has any tax deficiency that has been or, to the knowledge of the Company, might be asserted or threatened against it that would reasonably be expected to have a Material Adverse Effect.

(z) Permits and Licenses. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct its businesses as contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not reasonably be expected to have a Material Adverse Effect. There is no proceeding pending or threatened (or any basis therefor known to the Company) that may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; and the Company and each Subsidiary is conducting its business in compliance with all laws, rules and regulations applicable thereto, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect.

(aa) FCPA Compliance. Neither the Company nor any Subsidiary has nor have, to the Company’s knowledge, any of its or any Subsidiary’s employees or agents at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(bb) Internal Controls and Compliance With Sarbanes-Oxley Act. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) which are applicable to it. The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurances (1) that records are maintained that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements. The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act). Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that such information is accumulated and communicated to the Company’s principal executive officer and its principal financial officer. Such disclosure controls and procedures are sufficient to provide reasonable assurance that the Company’s principal executive officer and principal financial officer are alerted to material information required to be included in the Company’s periodic reports required under the Exchange Act so as to allow timely decisions regarding required disclosure. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in Sarbanes-Oxley.

(cc) ERISA Compliance. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary has fulfilled in all material respects its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company or any Subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time) has occurred with respect to any employee benefit plan which would reasonably be expected to result in a Material Adverse Effect.

(dd) Labor Issues. No labor problem or dispute with the employees of the Company or any

Subsidiary exists or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, to the Company’s knowledge, no key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or the Subsidiary.

(ee) Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(ff) Forward-Looking Statements. No forward-looking statement (within the meaning of

Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Prospectus or the General Disclosure Package has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(gg) Environmental Laws. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary (i) is in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of subsections (i), (ii) and (iii) of this subsection (gg) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh) Regulatory Authorizations. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business (including without limitation, applications for marketing approval, manufacture, distribution, promotion, testing, use, or sale of any product candidates) as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to possess such certificates, authorizations and permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company has not received and is otherwise not aware of any notices, correspondence or other communications from any regulatory agency or subdivision thereof, relating to the revocation or modification of, non-compliance with, or failure to obtain, any such certificate, authorization or permit which, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii) Conduct of Clinical Trials. All preclinical and clinical studies conducted by or on behalf of the Company or any Subsidiary that are material to the Company and its Subsidiaries, taken as a whole, are described in the Registration Statement, the General Disclosure Package and the Prospectus. To the Company’s knowledge, after reasonable inquiry, the clinical and preclinical studies conducted by or on behalf of the Company and any Subsidiary that are described in the Registration Statement, the General Disclosure Package or the Prospectus or the results of which are referred to in the Registration Statement, the General Disclosure Package or the Prospectus were and, if still ongoing, are being conducted in material compliance with all laws and regulations applicable thereto in the jurisdictions in which they are being conducted and with all laws and regulations applicable to preclinical and clinical studies from which data will be submitted to support marketing approval. The descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of the results of such studies do not contain any misstatement of a material fact or omit to state any material facts necessary to make such descriptions not misleading and fairly present the data derived from such studies, and the Company has no knowledge of any large well-controlled clinical study the aggregate results of which are inconsistent with or otherwise call into question the results of any clinical study conducted by or on behalf of the Company or any Subsidiary that are described in the Registration Statement, the General Disclosure Package or the Prospectus or the results of which are referred to in the Registration Statement, the General Disclosure Package or the Prospectus. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not received any written notices or statements from the United States Food and Drug Administration (the “FDA”), the European Medicines Agency (“EMEA”) or any other governmental agency or authority imposing, requiring, requesting or suggesting a clinical hold, termination, suspension or material modification for or of any clinical or preclinical studies that are described in the Registration Statement, the General Disclosure Package or the Prospectus or the results of which are referred to in the Registration Statement, the General Disclosure Package or the Prospectus.

(jj) Absence of Certain Developments. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not received any written notices or statements from the FDA, the EMEA or any other governmental agency, and otherwise has no knowledge or reason to believe, that (i) any new drug application or marketing authorization application for any product or potential product of the Company or any Subsidiary is or has been rejected or determined to be non-approvable or conditionally approvable; (ii) a delay in time for review and/or approval of a marketing authorization application or marketing approval application in any other jurisdiction for any product or potential product of the Company or any Subsidiary is or may be required, requested or being implemented; (iii) one or more clinical studies for any product or potential product of the Company or any Subsidiary shall or may be requested or required in addition to the clinical studies described in the Registration Statement, the General Disclosure Package and the Prospectus as a precondition to or condition of issuance or maintenance of a marketing approval for such product or potential product; (iv) any license, approval, permit or authorization to conduct any clinical trial of or market any product or potential product of the Company or any Subsidiary has been, will be or may be suspended, revoked, modified or limited, except in the cases of clauses (i), (ii), (iii) and (iv) where such rejections, determinations, delays, requests, suspensions, revocations, modifications or limitations would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(kk) Compliance with Certain Laws, Rules, Procedures, Etc. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, to the Company’s knowledge, the preclinical and clinical testing, application for marketing approval of, manufacture, distribution, promotion and sale of the products and potential products of the Company or any Subsidiary is in compliance, in all material respects, with all laws, rules and regulations applicable to such activities, including without limitation applicable good laboratory practices, good clinical practices and good manufacturing practices, except for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The descriptions of the results of such tests and trials contained in the Registration Statement, the General Disclosure Package or the Prospectus are accurate in all material respects. Except to the extent disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not received notice of adverse finding, warning letter or clinical hold notice from the FDA or any non-U.S. counterpart of any of the foregoing, or any untitled letter or other correspondence or notice from the FDA or any other governmental authority or agency or any institutional or ethical review board alleging or asserting noncompliance with any law, rule or regulation applicable in any jurisdiction, except notices, letters, and correspondences and non-U.S. counterparts thereof alleging or asserting such noncompliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any Subsidiary has, either voluntarily or involuntarily, initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field correction, market withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action relating to an alleged or potential lack of safety or efficacy of any product or potential product of the Company or any Subsidiary, any alleged product defect of any product or potential product of the Company or any Subsidiary, or any violation of any material applicable law, rule, regulation or any clinical trial or marketing license, approval, permit or authorization for any product or potential product of the Company or any Subsidiary, and the Company is not aware of any facts or information that would cause it to initiate any such notice or action and has no knowledge or reason to believe that the FDA, the EMEA or any other governmental agency or authority or any institutional or ethical review board or other non-governmental authority intends to impose, require, request or suggest such notice or action. The pre-clinical or clinical studies, tests, investigations, and trials conducted by or on behalf of the Company or any Subsidiary that are described in the Registration Statement, the General Disclosure Package or the Prospectus were and, if still in progress, are being, conducted in compliance with all applicable U.S. and foreign statutes, rules, regulations, orders, or other laws, and, for any data to be submitted to the FDA pursuant to such studies, all applicable Good Laboratory Practices and Good Clinical Practices in all material respects. The descriptions of the pre-clinical or clinical studies, tests, investigations, and trials, including the related results and regulatory status thereof, contained in the Registration Statement, the General Disclosure Package or the Prospectus are accurate in all material respects. The Company has not received and is otherwise not aware of any notices, correspondence or other communication from the FDA or other governmental regulatory agency or subdivision thereof, or any institutional or ethical review boards, asserting non-compliance with any applicable statutes, rules, regulations, orders, or other laws, or requiring or requesting the termination, suspension or modification of any preclinical or clinical studies, tests, investigations, or trials conducted by, or on behalf of, the Company or any Subsidiary or in which the Company or any Subsidiary has participated.

(ll) Money Laundering Laws. The operations of the Company and each Subsidiary are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(mm) Foreign Assets. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department

(“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

7. Certain Agreements of the Company. The Company agrees with Wedbush as follows:

(a) Copies of Registration Statement and Prospectuses. To furnish to Wedbush copies of the Registration Statement (excluding exhibits) and copies of the Prospectus (or the Prospectus as amended or supplemented) in such quantities as Wedbush may from time to time reasonably request. In case Wedbush is required to deliver, under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, upon the request of Wedbush, and at its own expense, the Company shall prepare and deliver to Wedbush as many copies as Wedbush may reasonably request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Act, as the case may be.

(b) No Amendments, Supplements, Free Writing Prospectuses Without Consent. Before amending or supplementing the Registration Statement or the Prospectus, to furnish to Wedbush a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which Wedbush reasonably objects (other than any prospectus supplement relating to the offering of securities other than the Shares). To furnish to Wedbush a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which Wedbush reasonably objects. Not to take any action that would result in Wedbush or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of Wedbush that Wedbush otherwise would not have been required to file thereunder.

(c) Continued Reporting; Interim Prospectus Supplement. To file, subject to Section 7(b) above, promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for the duration of the Delivery Period. For the duration of the Delivery Period, to include in its quarterly reports on Form 10-Q, and in its annual reports on Form 10-K, a summary detailing, for the relevant reporting period, (i) the number of Shares sold through Wedbush pursuant to this Agreement, (ii) the net proceeds received by the Company from such sales and (iii) the compensation paid by the Company to Wedbush with respect to such sales (or alternatively, prepare a prospectus supplement (each, an “Interim Prospectus Supplement”) with such summary information and, at least once a quarter and subject to Section 7(b) above, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Act)).

(d) Disclosure of Sales. To file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Act; to provide copies of the Prospectus and such Prospectus Supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto (collectively, “EDGAR”)) to Wedbush via e-mail in “.pdf” format on such filing date to an e-mail account designated by Wedbush; and, at Wedbush’s request, to also furnish copies of the Prospectus and such Prospectus Supplement to the Exchange and each other exchange or market on which sales were effected, in each case, as may be required by the rules or regulations of the Exchange or such other exchange or market.

(e) Notice of Stop Orders, Etc. During the Delivery Period to advise Wedbush, promptly after it receives notice thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to use promptly its commercially reasonable efforts to obtain its withdrawal.

(f) Prompt Amendment or Supplement. If, after the date hereof and during the Delivery Period, either (i) any event shall occur or condition exist as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file any document in order to comply with the Act or the Exchange Act, to promptly advise Wedbush by telephone (with confirmation in writing or electronic mail) and to promptly prepare and file, subject to Section 7(b) above, with the Commission an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance and to furnish to Wedbush as many copies as Wedbush may reasonably request of such amendment or supplement.

(g) Blue Sky Compliance. To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such U.S. jurisdictions as Wedbush shall reasonably request and to continue such qualifications in effect so long as necessary under such laws for the distribution of the Shares provided, however, that the Company shall not be required to qualify to do business in any U.S. jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any U.S. jurisdiction where it is not now subject.

(h) Earnings Statement. As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement and satisfying the provisions of Section 11(a) of the Act and Rule 158.

(i) Payment of Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid all fees and expenses incident to the performance of its obligations under this Agreement, including but not limited to (i) any filing fees and other expenses (including reasonable fees and disbursements of counsel to Wedbush subject to the limitations contained in Section 4(b)) incurred in connection with qualification of the Shares for sale under the laws of such jurisdictions as Wedbush may designate and the preparation and printing of memoranda relating thereto, (ii) any costs and expenses related to the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Shares (including filing fees and the reasonable fees and disbursements of counsel for Wedbush relating to such review subject to the limitations contained in Section 4(b)), (iii) any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Shares, (iv) fees and expenses incident to listing the Shares on the NASDAQ Global Market and other national and foreign exchanges, (v) fees and expenses in connection with the registration of the Shares under the Exchange Act, (vi) fees and expenses incurred in distributing the General Disclosure Package, the Prospectus (including any amendments and supplements thereto), any Interim Prospectus Supplement or any Permitted Free Writing Prospectuses and for expenses incurred for preparing, printing and distributing the General Disclosure Package, the Prospectus (including any amendments and supplements thereto), any Interim Prospectus Supplement or any Permitted Free Writing Prospectuses to investors or prospective investors and (vii) all other costs and expenses incurred by the Company incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. In addition, the Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, shall upon demand from time to time reimburse Wedbush for its reasonable out-of-pocket expenses as provided in, and subject to the limitations contained in, Section 4(b) hereof.

(j) Shelf Registration Statement. The date of this Agreement is not more than three years subsequent to the initial effective date of the Registration Statement. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement, any of the Shares remain unsold, the Company will, at its option, prior to that third anniversary file, if it has not already done so, a new shelf registration statement relating to the Shares, in a form satisfactory to Wedbush, and use its best efforts to cause such new registration statement to be declared effective within 180 days after that third anniversary so as to enable the continued public offering and sale of the Shares after such third anniversary, and otherwise will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated hereby. References herein to the Registration Statement shall include any new shelf registration statement relating to the offering of the Shares.

(k) Maintenance of Exchange Listing. To use its commercially reasonable efforts to cause the Shares to be listed for trading on the Exchange and to maintain such listing.

(l) Officer’s Certificate. Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless Wedbush shall otherwise reasonably request), or (iii) Shares are delivered to Wedbush as principal on a Settlement Date (such commencement date and each such date referred to in (i), (ii) and (iii) above, a “Representation Date”), to furnish or cause to be furnished to Wedbush forthwith a certificate dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or the relevant Settlement Date, as the case may be, in form reasonably satisfactory to Wedbush to the effect that the statements contained in the certificate referred to in Section 9(d) of this Agreement are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time modified as necessary to relate to the

Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(m) Opinions of Counsel. Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and at each other date specified in Section 9(e), the Company shall cause to be furnished to Wedbush, dated as of such date, in form and substance reasonably satisfactory to Wedbush, the written opinions of (i) Goodwin Procter LLP, the Company’s counsel, or other counsel to the Company reasonably acceptable to Wedbush, and (ii) the opinion of general counsel for the Company, each as described in Section 9(e), each modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions. Upon commencement of the offering of the Shares under this Agreement, upon any

Representation Date resulting from the filing of the Company’s Annual Report on Form 10-K and upon any Representation Date resulting from the delivery of Shares to Wedbush as principal (other than in the ordinary course of business) on a Settlement Date, the Company shall cause to be furnished to Wedbush, dated as of such date, in form and substance reasonably satisfactory to Wedbush, the written negative assurance letter of Goodwin Procter LLP, the Company’s counsel, or other counsel to the Company reasonably acceptable to Wedbush, as described in Section 9(e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.

(n) Reliance Letters. With respect to Section 7(m) above, in lieu of delivering such opinions or letters for Representation Dates subsequent to the commencement of the offering of the Shares under this Agreement such counsel may furnish Wedbush with a letter (a “Reliance Letter”) to the effect that Wedbush may rely on a prior opinion or letter delivered under Section 7(m) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion or letter shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such Representation Date).

(o) Comfort Letters. At each date specified in Section 9(f), the Accountant shall deliver to Wedbush the comfort letters described in Section 9(f).

(p) Due Diligence Requests. To comply with any due diligence review or call and any other due diligence requests reasonably requested by Wedbush.

(q) Share Reservation. To reserve and keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations hereunder.

(r) Trading. That, subject to compliance with any applicable requirements of Regulation M under the Exchange Act, it consents to Wedbush trading in the Common Stock for Wedbush’s own account and for the accounts of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(s) Affirmation of Representations and Warranties. That each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to Wedbush that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct in all material respects as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct in all material respects as of the Settlement Date for the Shares relating to such acceptance as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

(t) No Sales of Common Stock. Not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Act of any shares of the Common Stock, except for (i) the registration of the Shares and the sales through Wedbush pursuant to this Agreement, (ii) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (iii) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company or (iv) any shares of Common Stock issued pursuant to any non-employee director stock plan, dividend reinvestment plan or stock purchase plan of the Company, during the Delivery Period, without (A) giving Wedbush at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (B) Wedbush suspending activity under this program for such period of time as requested by the Company.

(u) Reporting Requirements. During the period of three years after the date of this Agreement, the Company will furnish to Wedbush as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to Wedbush (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as Wedbush may reasonably request in writing. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on EDGAR, it is not required to furnish such filed reports or statements to Wedbush required pursuant to subsection (i) above.

(v) Use of Proceeds. The Company will use the net proceeds received in connection with any offering of the Shares in the manner described in the “Use of Proceeds” section of the General Disclosure Package and the Prospectus.

     8. Covenants of Wedbush. Wedbush covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of Wedbush that otherwise would not be required to be filed by the Company thereunder, but for the action of Wedbush.

     9. Conditions of the Obligations of Wedbush. The obligations of Wedbush are subject to the following conditions:

(a) Filings; No Stop Orders; Etc. If filing of the Prospectus, or any amendment or supplement thereto, or any Permitted Free Writing Prospectus, is required under the Act or the rules and regulations thereunder, the Company shall have filed the Prospectus (or such amendment or supplement) or such Permitted Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b)); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of any portion of the General Disclosure Package or the Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or the General Disclosure Package or otherwise) shall have been complied with to Wedbush’s reasonable satisfaction.

(b) No Material Misstatements or Omissions. Wedbush shall not have reasonably determined, and advised the Company, that the Registration Statement, the General Disclosure Package, the Prospectus, or any amendment thereof or supplement thereto, or any Permitted Free Writing Prospectus, contains an untrue statement of fact which, in Wedbush’s reasonable opinion, is material, or omits to state a fact which, in Wedbush’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c) No Material Adverse Changes. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or business prospects of the Company and its Subsidiaries taken as a whole which, in the reasonable judgment of Wedbush is material and adverse and makes it impractical or inadvisable to market the Shares; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g)), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls, the effect of which is such as to make it, in the reasonable judgment of Wedbush impractical to market or to enforce contracts for the sale of the Shares, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum or maximum prices for trading on such exchange; (v) any suspension of trading of any securities of the Company on the Exchange, any other exchange or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. federal or New York authorities; (vii) any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of Wedbush, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Shares or to enforce contracts for the sale of the Shares.

(d) Officer’s Certificate. Wedbush shall have received on each Representation Date, and on such other dates as may be reasonably requested by Wedbush, a certificate, dated such Representation Date and signed by an executive officer of the Company, to the effect set forth in Section 9(c)(ii) above and to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of such Representation Date; (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such Representation Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission; (iv) the Prospectus Supplement, any Interim Prospectus Supplement and each Permitted Free Writing Prospectus have been timely filed with the Commission under the Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act), and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (v) if delivered on a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered on a Settlement Date, at the Time of Sale applicable relating to the Shares, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (vi) if delivered on a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered on a Settlement Date, at the Time of Sale relating to the applicable Shares and at the Settlement Date, the General Disclosure Package and the Prospectus did

not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Wedbush expressly for use in the General Disclosure Package and the Prospectus; and (vii) the Shares to be sold on that date, if any, have been duly and validly authorized by the Company and that all corporate action required to be taken for the authorization, issuance and sale of the Shares on that date, if any, has been validly and sufficiently taken.

(e) Opinions of Counsel. Wedbush shall have received upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), on each Representation Date, and on such other dates as may be reasonably requested by Wedbush, (i) the written opinion of Goodwin Procter LLP, the Company’s counsel, or other counsel to the Company reasonably acceptable to Wedbush, in form and substance reasonably satisfactory to Wedbush; and (ii) the written opinion of the general counsel for the Company in form and substance reasonably satisfactory to Wedbush. Wedbush shall have received upon commencement of the offering of the Shares under this Agreement, upon any Representation Date resulting from the filing of the Company’s Annual Report on Form 10-K and upon any Representation Date resulting from the delivery or Shares to Wedbush as principal (other than in the ordinary course of business) on a Settlement Date, the written negative assurance letter of Goodwin Procter LLP, the Company’s counsel, or other counsel to the Company reasonably acceptable to Wedbush, in form and substance reasonably acceptable to Wedbush; provided, however, that such counsel shall not be required to deliver a negative assurance letter on such date unless counsel to Wedbush also delivers a negative assurance letter in customary form to Wedbush on such date.

(f) Accountant’ Comfort Letters. Wedbush shall have received, upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, (ii) any Shares are delivered to Wedbush as principal on a Settlement Date, (iii) the Company shall file an annual report on Form 10-K or quarterly report on Form 10-Q, (iv) there is filed with the Commission any document (other than an annual report on Form 10-K or quarterly report on Form 10-Q) incorporated by reference into the Prospectus which contains additional amended financial information or (v) on such other dates as may be reasonably requested by Wedbush, from the Accountant, (A) a letter from the Accountant, dated such date in form and substance reasonably satisfactory to Wedbush (the first such letter, the “Initial Comfort Letter”) and (B) a letter (“Bringdown Comfort Letter”) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement, the Prospectus Supplement, the Prospectus or any issuer free writing prospectus, as amended and supplemented to the date of such letter.

(g) Listing of Shares. The Shares shall have been duly authorized for listing on the Exchange upon official notice of issuance at or prior to the Settlement Date.

(h) FINRA Matters. Unless exemption is available pursuant to FINRA Rule 5110(b)(7)(c)(i), FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the sales agency terms and arrangements.

(i) Additional Certificates. The Company shall have furnished to Wedbush such certificates, in addition to those specifically mentioned herein, as Wedbush may have reasonably requested as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus or the General

Disclosure Package, as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to Wedbush’s obligations hereunder.

(j) Copies. The Company will furnish Wedbush with such conformed copies of such opinions, certificates, letters and documents as Wedbush may reasonably request. Wedbush may in its sole discretion waive compliance with any conditions to its obligations hereunder.

10. Indemnification and Contribution.

(a) Indemnification of Wedbush. The Company will indemnify and hold harmless Wedbush, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls Wedbush within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement or any amendment thereof, the General Disclosure Package, any issuer free writing prospectus as defined in Rule 433(h) under the Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Act, or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by Wedbush specifically for use therein, it being understood and agreed that the only such information furnished by Wedbush consists of the information described as such in subsection (b) below.

(b) Indemnification of Company. Wedbush will indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Agent Indemnified Party”), against any losses, claims, damages or liabilities to which such Agent Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement or any amendment thereof, the General Disclosure Package, any issuer free writing prospectus, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Act, or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Wedbush specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Agent Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever

(whether or not such Agent Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only information furnished by Wedbush specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any issuer free writing prospectus consists of (i) the name, “Wedbush PacGrow Life Sciences” on the cover page of the Prospectus Supplement, (ii) the 3.0% commission set forth on the cover of the Prospectus and in the “Plan of Distribution” section of the Prospectus and (iii) the information contained in the last sentence of the first paragraph of the “Plan of Distribution” section of the Prospectus.

(c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Wedbush on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and Wedbush on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and Wedbush on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by Wedbush. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Wedbush and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), Wedbush shall not be required to contribute any amount in excess of the amount by which total compensation received by Wedbush hereunder exceeds the amount of any damages which Wedbush has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and Wedbush agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 10(d).

(e) Control Persons. The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Wedbush within the meaning of the Act; and the obligations of Wedbush under this Section shall be in addition to any liability that Wedbush may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of Wedbush set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of Wedbush, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares.

12. Termination.

(a) By the Company. The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party, except that (i) with respect to any pending sale through Wedbush for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 5 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 4(b), Section 6 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b) By Wedbush. Wedbush shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through Wedbush for the

Company, the obligations of the Company, including, but not limited to, its obligations under Section 5 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 4(b), Section 6 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) Effect of Termination. This Agreement shall remain in full force and effect until and unless terminated hereunder pursuant to Section 12(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 4(b), Section 6 and Section 10 of this Agreement shall remain in full force and effect.

(d) Effective Date of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by Wedbush or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 5.

     13. Notices. All communications hereunder will be in writing and, if sent to Wedbush, will be mailed, delivered or telegraphed and confirmed to Wedbush Securities Inc., One Bush Street, Suite 1700, San Francisco, California 94104; Attention: Head of Equity Capital Markets, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 245 First Street, Third Floor, Cambridge, Massachusetts 02142; Attention: Chief Financial Officer.

     14. Successors. This Agreement will inure to the benefit of and be binding upon parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 10, and no other person will have any right or obligation hereunder

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     16. Inconsistent Provisions. In the event of any conflict between the terms of this Agreement and the terms of that certain engagement letter between the Company and Wedbush dated June 12, 2012, the terms of this Agreement shall control.

17. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) No Other Relationship. Wedbush has been retained solely to act as agent in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and Wedbush has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether Wedbush has advised or is advising the Company on other matters;

(b) Absence of Obligation to Disclose. The Company has been advised that Wedbush and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that Wedbush has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(c) Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against Wedbush for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that Wedbush shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

     18. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company hereby submits to the non-exclusive jurisdiction of any court of the State of New York located in New York County or the United States District Court for the Southern District of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby in any court of the State of New York located in New York County or the United States District Court for the Southern District of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

[The remainder of this page is intentionally left blank]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and you in accordance with its terms.

Very truly yours, ZALICUS INC.

By: /s/ Mark H.N. Corrigan Name: Mark H.N. Corrigan, M.D. Title: President and Chief Executive Officer

Signature Page to Equity Distribution Agreement

The foregoing Equity Distribution Agreement is hereby confirmed and accepted as of the date first above written.

WEDBUSH SECURITIES INC.

By: /s/ Benjamin J. Davey Name: Benjamin J. Davey Title: Managing Director, ECM

SCHEDULE I

Permitted Free Writing Prospectuses

NONE

SCHEDULE II List of Subsidiaries

Zalicus Pharmaceuticals Ltd.—formed in British Columbia Zalicus Securities Corporation—incorporated in Massachusetts

EXHIBIT A

Form of Transaction Confirmation

[Wedbush Securities Inc. Letterhead] VIA ELECTRONIC MAIL

[ ], 20[ ]

Zalicus Inc. 245 First Street, Third Floor Cambridge, Massachusetts 02142

Attention: [ ]

TRANSACTION CONFIRMATION

Dear [ ]:

This Confirmation sets forth the terms of the agreement of Wedbush Securities Inc. (“Wedbush”) with Zalicus Inc. (the “Company”) relating to the sale of shares of the Company’s common stock, par value $0.001 per share, having an aggregate gross sales price of up to $[ ] pursuant to the Equity Distribution Agreement between the Company and Wedbush, dated June [ ], 2012 (the “Agreement”). Unless otherwise defined below, capitalized terms defined in the Agreement shall have the same meanings when used herein.

By countersigning or otherwise indicating in writing the Company’s acceptance of this Confirmation (an “Acceptance”), the Company shall have agreed with Wedbush to engage in the following transaction:

[Number of Shares to be sold][Aggregate Gross Price of Shares to be sold]:	[	]
Minimum price at which Shares may be sold: $[ ]
Date(s) on which Shares may be sold: [ ]
Compensation to Wedbush (if different than the Agreement): [ ]

Manner in which Shares are to be sold: [ ]

The transaction set forth in this Confirmation will not be binding on the Company or Wedbush unless and until the Company delivers its Acceptance; provided, however, that neither the Company nor Wedbush will be bound by the terms of this Confirmation unless the Company delivers its Acceptance by [ ] am/pm (New York time) on [the date hereof/ [ ], 20[ ].

By delivering its Acceptance, the Company shall have agreed with Wedbush that the Prospectus (as defined in the Agreement), including the Incorporated Documents, as of the date of the Acceptance, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

The transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, covenants and other terms and conditions of the Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference. Each of the representations and warranties set forth in the Agreement shall be deemed to have been made at and as of the date of the Company’s Acceptance, and at every Time of Sale and any Settlement Date.

If the foregoing conforms to your understanding of our agreement, please so indicate your Acceptance by signing below.

Very truly yours, WEDBUSH SECURITIES INC.

By: ____________________________ Name: Title: ACCEPTED as of the date first above written

ZALICUS INC.

By: ____________________________ Name: Title:

[Note: The Company’s Acceptance may also be evidenced by a separate written acceptance referencing this Confirmation and delivered in accordance with the Agreement]